LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 2, 2015

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED FEBRUARY 1, 2015, OF

CLEARBRIDGE SMALL CAP VALUE FUND

Effective December 1, 2015, the following text replaces the section of the fund’s Summary Prospectus and Prospectus titled “Management – Portfolio managers”:

Portfolio managers: Tim Daubenspeck and Juan Miguel del Gallego, CFA. Mr. Daubenspeck and Mr. del Gallego (each a Director and Portfolio Manager of ClearBridge) have been portfolio managers for the fund since December 2015.

Effective December 1, 2015, the following text replaces the section of the fund’s Prospectus titled “More on fund management – Portfolio managers”:

Tim Daubenspeck and Juan Miguel del Gallego, CFA, have been portfolio managers for the fund since December 2015. Messrs. Daubenspeck and del Gallego are primarily responsible for overseeing the day-to-day operation of the fund and have the ultimate authority to make portfolio decisions.

Mr. Daubenspeck is a Director and Portfolio Manager of ClearBridge. Mr. Daubenspeck has been with ClearBridge since 2008 and has 16 years of investment industry experience. He has an MBA in Finance from Columbia Business School and a BA in History from Franklin and Marshall College.

Mr. del Gallego is a Director and Portfolio Manager of ClearBridge. He joined the subadviser or its predecessor companies in 2001 and has 15 years of investment industry experience. He is a CFA Charterholder and has a BS in Business Administration from Boston University.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

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